Exhibit 99.1

Press Release

Lennar Announces Expiration and Final Results of Exchange Offers for CalAtlantic Notes

and Related Consent Solicitations

MIAMI, Feb. 16, 2018 /PRNewswire/ — Lennar Corporation (NYSE: LEN and LEN.B) (“Lennar”) announced today the expiration and final results of its previously announced offers to exchange (the “Exchange Offers”) any and all of the outstanding 8.375% Senior Notes due 2018, 6.625% Senior Notes due 2020, 8.375% Senior Notes due 2021, 6.25% Senior Notes due 2021, 5.375% Senior Notes due 2022, 5.875% Senior Notes due 2024, 5.25% Senior Notes due 2026 and 5.00% Senior Notes due 2027 (collectively, the “CalAtlantic Notes”) issued by CalAtlantic Group, Inc. (“CalAtlantic”), for new notes issued by Lennar (the “Lennar Notes”) and cash, and the related consent solicitations (the “Consent Solicitations”) made by Lennar on behalf of CalAtlantic to adopt certain proposed amendments (the “Proposed Amendments”) to the respective indentures governing the CalAtlantic Notes. The Exchange Offers and Consent Solicitations expired at 12:01 a.m., New York City time, on February 16, 2018 (the “Expiration Date”). Lennar has previously received the requisite number of consents to adopt the Proposed Amendments with respect to each series of CalAtlantic Notes and CalAtlantic has previously executed a supplemental indenture with the trustee for each series of CalAtlantic Notes that contain the respective Proposed Amendments. Each supplemental indenture was effective upon execution but will only become operative upon the settlement date of the related Exchange Offer, which is expected to be February 20, 2018 (the “Settlement Date”).

As of the Expiration Date, the following principal amounts of the CalAtlantic Notes had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked):

Title of Series/CUSIP Number of CalAtlantic Notes	Aggregate Principal Amount Outstanding	Principal Amount Tendered	Percentage Tendered	Exchange Consideration (1)	Early Tender Payment (1)	Total Exchange Consideration (1)(2)
8.375% Senior Notes due 2018 / 85375CAX9	$575,000,000	$485,627,000.00	84.46%	$970 principal amount of Lennar 8.375% Senior Notes due 2018 and $1.00 in cash	$30 principal amount of Lennar 8.375% Senior Notes due 2018	$1,000 principal amount of Lennar 8.375% Senior Notes due 2018 and $1.00 in cash

6.625% Senior Notes due 2020 / 783764AP8	$300,000,000	$267,708,000	89.24%	$970 principal amount of Lennar 6.625% Senior Notes due 2020 and $1.00 in cash	$30 principal amount of Lennar 6.625% Senior Notes due 2020	$1,000 principal amount of Lennar 6.625% Senior Notes due 2020 and $1.00 in cash
8.375% Senior Notes due 2021 / 85375CBB6	$400,000,000	$397,611,000	99.40%	$970 principal amount of Lennar 8.375% Senior Notes due 2021 and $1.00 in cash	$30 principal amount of Lennar 8.375% Senior Notes due 2021	$1,000 principal amount of Lennar 8.375% Senior Notes due 2021 and $1.00 in cash
6.25% Senior Notes due 2021 / 128195AH7	$300,000,000	$291,966,000	97.32%	$970 principal amount of Lennar 6.25% Senior Notes due 2021 and $1.00 in cash	$30 principal amount of Lennar 6.25% Senior Notes due 2021	$1,000 principal amount of Lennar 6.25% Senior Notes due 2021 and $1.00 in cash
5.375% Senior Notes due 2022 / 783764AR4	$250,000,000	$240,808,000	96.32%	$970 principal amount of Lennar 5.375% Senior Notes due 2022 and $1.00 in cash	$30 principal amount of Lennar 5.375% Senior Notes due 2022	$1,000 principal amount of Lennar 5.375% Senior Notes due 2022 and $1.00 in cash

5.875% Senior Notes due 2024 / 85375CBE0	$425,000,000	$421,443,000	99.16%	$970 principal amount of Lennar 5.875% Senior Notes due 2024 and $1.00 in cash	$30 principal amount of Lennar 5.875% Senior Notes due 2024	$1,000 principal amount of Lennar 5.875% Senior Notes due 2024 and $1.00 in cash
5.25% Senior Notes due 2026 / 128195AN4	$400,000,000	$395,535,000	98.88%	$970 principal amount of Lennar 5.25% Senior Notes due 2026 and $1.00 in cash	$30 principal amount of Lennar 5.25% Senior Notes due 2026	$1,000 principal amount of Lennar 5.25% Senior Notes due 2026 and $1.00 in cash
5.00% Senior Notes due 2027 / 128195AP9	$350,000,000	$347,343,000	99.24%	$970 principal amount of Lennar 5.00% Senior Notes due 2027 and $1.00 in cash	$30 principal amount of Lennar 5.00% Senior Notes due 2027	$1,000 principal amount of Lennar 5.00% Senior Notes due 2027 and $1.00 in cash

(1)	For each $1,000 principal amount of CalAtlantic Notes.
(2)	Includes Early Tender Payment.

Eligible holders of the CalAtlantic Notes who validly tendered and did not validly withdraw such notes at or prior to 5:00 p.m., New York City Time, on February 1, 2018 (the “Early Tender Date”) are eligible to receive the applicable Total Exchange Consideration as set forth in the table above for such CalAtlantic Notes accepted for exchange. Eligible holders of the CalAtlantic Notes who validly tendered and did not validly withdraw such notes after the Early Tender Date but at or prior to the Expiration Date are eligible to receive the Exchange Consideration as set forth in the table above (subject to payment of cash in lieu of principal amounts of Lennar notes for principal amounts not in integral multiples of $1,000).

The Exchange Offers and Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated January 19, 2018.

Documents relating to the Exchange Offers and Consent Solicitations were only distributed to eligible holders of CalAtlantic Notes who completed and returned an eligibility form confirming that they were either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the offering memorandum and consent solicitation statement and related letter of transmittal and consent, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 794-2200 (U.S. toll-free) or (212) 430-3774 (banks and brokers).

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations were made solely pursuant to the offering memorandum and consent solicitation statement and letter of transmittal and consent and only to such persons and in such jurisdictions as are permitted under applicable law.

The Lennar Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the Lennar Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

About Lennar

Lennar Corporation, founded in 1954, is one of the nation’s largest builders of quality homes for all generations. The Company builds affordable, move-up and retirement homes primarily under the Lennar brand name. Lennar’s Financial Services segment provides mortgage financing, title insurance and closing services for both buyers of the Company’s homes and others. Lennar’s Rialto segment is a vertically integrated asset management platform focused on investing throughout the commercial real estate capital structure. Lennar’s Multifamily segment is a nationwide developer of high-quality multifamily rental properties.

Note Regarding Forward-Looking Statements

This press release contains certain estimates and other “forward-looking statements”, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward looking statements generally are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the expected Settlement Date of the Exchange Offers and other statements that are not historical facts. These statements are based on the current expectations of Lennar management and are not predictions of actual performance.

These forward-looking statements are subject to risks, uncertainties and assumptions. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties that could cause actual results and events to differ materially from those in the forward-looking statements, including the risk that the offering of the Lennar Notes cannot be successfully completed and including those risks detailed in the Company’s filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2017. It is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Additional information concerning these and other important factors can be found within the Company’s filings with the SEC. Statements in this press release should be evaluated in light of these important factors. Accordingly, we undertake no obligation to, and expressly disclaim any such obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

The forward-looking statements in this press release speak only as of the date of this announcement. Lennar and CalAtlantic undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.